SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                          PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 7, 1999
(Date of Earliest Event Reported: March 16, 1999)

                                RIGL CORPORATION
_____________________________________________________________________________
             (Exact name of registrant as specified in its charter)

          Nevada                     0-24217               85-0206668
     _______________             ______________           _____________
(State or other jurisdiction  (Commission File No.)  (IRS Employer I.D. No.)
     of incorporation)

4840 East Jasmine Street, Suite 105, Mesa, Arizona             85020
_____________________________________________________________________________
     (Address of principal executive offices)               (Zip Code)


     Registrant's telephone number, including area code:   (602) 654-9646

_____________________________________________________________________________
         (Former name or former address, if changed since last report.)

Item 6.  Resignations of Registrant's Directors.

     The Registrant reports that on March 16, 1999, Tennessee Webb resigned from his position as Chairman of the Board of Directors. Mr. Webb's resignation was delivered to the other members of the Board in writing. Mr. Webb's resignation was for personal reasons and did not arise from any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

     The Registrant reports that on April 17, 1999, Eugene Starr resigned from his position as a member of the Board of Directors. Mr. Starr's delivered a written letter of resignation to the other members of the Board. Mr. Starr's resignation was for personal reasons and did not arise from any disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.

Item 6 EXHIBIT INDEX

     Exhibit A - Resignation letter of Tennessee Webb

     Exhibit B - Resignation letter of Eugene Starr


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

March 29, 1999

RIGL CORPORATION


By ________/s/_______________
   Kevin Jones
   As President and
   Chief Operations Officer

EXHIBIT A

                        NOTICE OF RESIGNATION
TO:   Board of Directors of RIGL Corporation
      c/o Kevin Jones, President and C.O.O.
      RIGL Corporation
      4840 East Jasmine, Suite 105
      Mesa Arizona 85205

Fr:   Tennessee Webb
Dt:   3-16-99

NOTICE:

It has been a positive experience for me to have had the privilege of serving with you for the past three years.

As I am endeavoring to create a "Foundation" for Children, as well as pursue other business opportunities, I am currently unable to provide the time to RIGL necessary to serve as an effective Chairman and member of the Board of Directors.

With regrets and well wishes for your continuing efforts and success, I hereby resign as Chairman and Director of RIGL Corporation, as well as from the compensation committee, effective March 16, 1999.

____________/s/__________
Tennessee Webb

Chairman of the Board of Directors

cc: Gene Starr
    William O'Neal
    Peter De Krey

EXHIBIT B
_______________________________________________________________________________

DR. EUGENE STARR:431 SUMMIT ST:ENGLEWOOD CLIFFS, NEW JERSEY 07632:(201)568 0448
_______________________________________________________________________________

April 17, 1999


Mr. Kevin Jones, President
RIGL Corporation
4840 E. Jasmine #105
Mesa, AZ 85205


Dear Kevin:

I would like to express my appreciation for the opportunity to work with you in RIGL Corporation. However, with the many changes developing at RIGL, I do not feel that I can contribute to the further growth of the corporation. Therefore, I am hereby tendering my resignation from the Board of Directors of the corporation. I wish you success in the future direction


Sincerely

_____________/s/________________
EUGENE STARR